SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: December 22, 2003
HOUSEHOLD MORTGAGE LOAN TRUST 2003-HC2 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Master Servicer of the Trust) (Exact name as specified in Master Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Master Servicer)	333-89800-04 (Commission File Number of Registrant)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Master Servicer)		60070 (Zip Code)
Master Servicers telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number		Exhibit
99

Monthly Servicing Report to Trustee dated December 22, 2003 pursuant to Section 3.18 of the Sale and Servicing Agreement dated as of October 15, 2003 (the "Sale and Servicing Agreement") by and among Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan Trust 2003-HC2, Household Finance Corporation, as Master Servicer, and JPMorgan Chase Bank, as Indenture Trustee with respect to the Closed-End Mortgage Loan Asset Backed Notes, Series 2003-HC2.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Master Servicer of and on behalf of the HOUSEHOLD MORTGAGE LOAN TRUST 2003-HC2 (Registrant)

By: /s/ P.D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: December 29, 2003

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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Servicing Report to Trustee dated December 22, 2003 pursuant to Section 3.18 of the Sale and Servicing Agreement dated as of October 15, 2003 (the "Sale and Servicing Agreement") by and among Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan Trust 2003-HC2, Household Finance Corporation, as Master Servicer, and JPMorgan Chase Bank, as Indenture Trustee with respect to the Closed-End Mortgage Loan Asset Backed Notes, Series 2003-HC2.

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